                                                                   Exhibit 10.12

                                 FIRST AMENDMENT


       FIRST AMENDMENT, dated as of August 21, 1998 (this "AMENDMENT"), to the Credit Agreement (the "CREDIT AGREEMENT"), dated as of June 9, 1998, among U.S. OFFICE PRODUCTS COMPANY, a Delaware corporation (the "BORROWER"), BLUE STAR GROUP LIMITED, a New Zealand corporation ("BLUE STAR GROUP"), the several banks and other financial institutions from time to time parties to the Credit Agreement (the "LENDERS"), BANKERS TRUST COMPANY, a New York banking corporation, as syndication agent (in such capacity, the "SYNDICATION AGENT"), MERRILL LYNCH CAPITAL CORPORATION, a Delaware corporation, as documentation agent for the Lenders hereunder (in such capacity, the "DOCUMENTATION AGENT") and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders hereunder (in such capacity, the "ADMINISTRATIVE AGENT").


                              W I T N E S S E T H :


       WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; and

       WHEREAS, the Borrower has requested, and upon the effectiveness of this Amendment, the Lenders have agreed, that certain provisions of the Credit Agreement be amended or waived upon the terms and conditions set forth below to allow the Borrower to (i) make Asset Sales in excess of $20,000,000 in the aggregate in each of the 1999 and 2000 fiscal years and (ii) repurchase up to $50,000,000 of common stock of the Borrower; and

       WHEREAS, in consideration of the amendments provided for herein, the Borrower is willing to reduce the Revolving Credit Commitments by up to $50,000,000 as provided for herein;

       NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

       SECTION 1. DEFINED TERMS. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. Unless otherwise indicated, all Section and subsection references are to the Credit Agreement.

       SECTION 2. DEFINED TERMS. Subsection 1.1 is hereby amended by adding the following language after the word "credits" in item (g) of the definition of "Consolidated EBITDA":

       "(other than any gain realized in connection with a Permitted Receivables Securitization)",

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                                                                               2


PROVIDED, HOWEVER, that the foregoing shall not apply to a determination of the Leverage Ratio for use in computing the Applicable Margin.

       SECTION 3. AMENDMENT OF SUBSECTION 8.1(b). Subsection 8.1(b) is hereby amended by (a) deleting the word "second" which erroneously appears in the last line of each of the second, third, fourth, fifth and sixth Test Periods and (b) substituting therefor, in each case, the word "third".

       SECTION 4. AMENDMENT OF SUBSECTION 8.6(g). Subsection 8.6(g) is hereby amended by (a) deleting such subsection in its entirety and (b) substituting therefor the following:

              "(g) (i) any sales or other Dispositions by the Borrower or any of its Subsidiaries of any property the Net Cash Proceeds of which do not exceed $20,000,000 in the aggregate per annum and the non-cash portion of which does not exceed 25% of the consideration therefor; PROVIDED that in the case of any such Asset Sale an amount equal to 100% of the Net Cash Proceeds of such sale LESS the Reinvested Amount with respect thereto is applied in accordance with subsection 4.4(c); and

              (ii) any sales or other Dispositions by the Borrower or any of its Subsidiaries of any property in the 1999 or 2000 fiscal year of the Borrower of which the non-cash portion of each of such sales or other Dispositions does not exceed 25% of the consideration therefor, PROVIDED that in the case of any such Asset Sale, an amount equal to 100% of the Net Cash Proceeds thereof (without any deduction for any Reinvested Amount in respect thereof) is applied in accordance with subsection 4.4(c)."

       SECTION 5. AMENDMENT OF SUBSECTION 8.7. Subsection 8.7 is hereby amended by (a) deleting the word "and" at the end of paragraph (c) thereof, (b) deleting the period at the end of paragraph (d) thereof and substituting therefor "; and" and (c) adding the following paragraph (e) thereto:

              "(e) so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, payments by the Borrower to repurchase or otherwise acquire Capital Stock of the Borrower (including any options, warrants or other rights in respect thereof) not otherwise permitted by the preceding clauses of this subsection 8.7, from Persons other than CD&R, CD&R Fund V and CDR-PC Acquisition in an aggregate amount not to exceed $50,000,000."

       SECTION 6. AMENDMENT TO SUBSECTION 8.9(k). Subsection 8.9(k) is hereby amended by deleting "20%" in the fourth line of the paragraph and substituting therefor "25%" in order to make subsection 8.9(k) consistent with subsection 8.6(g).


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                                                                               3


       SECTION 7. REVOLVING CREDIT REDUCTION. In consideration of the execution and delivery of the Amendment by the Required Basic Lenders, the Borrower hereby irrevocably and unconditionally (a) gives notice of a reduction on March 31, 1999 in the Revolving Credit Commitments pursuant to subsection 2.4 by the amount equal to $50,000,000 minus the Net Cash Proceeds received on account of any Permitted Receivables Securitizations and Asset Sales during the period from the date hereof to and including March 31, 1999 that, in each case, is accompanied by an equivalent reduction in the Revolving Credit Commitments or prepayment of the Tranche A Term Loans pursuant to subsection 4.4 and (b) agrees that until such date (or, if earlier, the date on which the aggregate of such reductions in the Revolving Credit Commitments and prepayments of the Tranche A Term Loans equals $50,000,000) it will not borrow Revolving Credit Loans or Swing Line Loans or request Letters of Credit to be issued under the Revolving Credit Commitments if as a result thereof the Aggregate Outstanding Revolving Credit will be greater than $200,000,000.

       SECTION 8. REPRESENTATIONS AND WARRANTIES. After giving affect to this Amendment, the Borrower hereby confirms, reaffirms and restates in all material respects the representations and warranties set forth in Section 5 of the Credit Agreement as if made on and as of the date hereof except for any representation or warranty made as of the earlier date, which representation or warranty shall have been true and correct in all material respects as of such earlier date.

       SECTION 9. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective upon receipt by the Administrative Agent of counterparts of this Amendment, duly executed and delivered by (a) the Borrower and Blue Star Group, and (b) the Required Basic Lenders.

       SECTION 10. PAYMENT OF EXPENSES. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

       SECTION 11. CONTINUING EFFECT OF CREDIT AGREEMENT. Except as expressly amended herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

       SECTION 12. GOVERNING LAW; COUNTERPARTS. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The execution and delivery of the Amendment by any Lender shall be binding upon each of its successors and assigns (including Transferees of its commitments and Loans in whole or in part prior to effectiveness hereof) and

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                                                                               4


binding in respect of all of its commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                       U.S. OFFICE PRODUCTS COMPANY


                                       By: /s/ Thomas Morgan
                                           ---------------------------
                                           Thomas Morgan
                                           Title: President and CEO


                                       BLUE STAR GROUP LIMITED


                                       By: /s/ Eric Watson
                                           ---------------------------
                                           Eric Watson
                                           Title: CEO/Chairman


                                       THE CHASE MANHATTAN BANK, as
                                       Administrative Agent, Swing
                                       Line Lender, Issuing Lender and Lender


                                       By: /s/ William J. Caggiano
                                           ---------------------------
                                           William J. Caggiano
                                           Title: Managing Director

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                                                                               5


                                       BANKERS TRUST COMPANY, as Syndication
                                       Agent and Lender


                                       By: /s/ Patricia Hogan
                                           ---------------------------
                                           Patricia Hogan
                                           Title: Principal


                                       MERRILL LYNCH CAPITAL CORPORATION,
                                       as Documentation Agent and Lender


                                       By: /s/ Carol J.E. Feeley
                                           ---------------------------
                                           Carol J.E. Feeley
                                           Title: Director


                                       BARCLAYS BANK PLC


                                       By:

                                       Title:


                                       BANK OF AMERICA NATIONAL TRUST &
                                       SAVINGS ASSOCIATION


                                       By: [Illegible]
                                           ---------------------------
                                           Title: Vice President


                                       CITICORP USA, INC.


                                       By: /s/ Carla Devillers
                                           ---------------------------
                                           Carla Devillers
                                           Title: Attorney-in-fact

                                       BHF - BANK AKTIENGESELLSCHAFT

                                       By: /s/ John Skyler
                                           ---------------------------
                                           John Skyler
                                           Title: V.P.

                                       By: /s/ Thomas J. Scifo
                                           ---------------------------
                                           Thomas J. Scifo
                                           Title: A.V.P.

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                                                                               6


                                       NATIONSBANK, N.A.


                                       By: /s/ Michael R. Heredia
                                           ---------------------------
                                           Michael R. Heredia
                                           Title: Senior Vice President


                                       THE BANK OF NEW YORK


                                       By: /s/ Ronald R. Ready
                                           ---------------------------
                                           Ronald R. Ready
                                           Title: V.P.


                                       GENERAL ELECTRIC CAPITAL CORPORATION


                                       By:

                                       Title:


                                       NATIONAL BANK OF CANADA, A CANADIAN
                                       CHARTERED BANK


                                       By: [Illegible]

                                       Title: V.P.


                                       By: /s/ Michael E. Wick
                                           ---------------------------
                                           Michael E. Wick
                                           Title: V.P./Manager


                                       SOUTHERN PACIFIC BANK


                                       By: /s/ Cheryl Wasilewski
                                           ---------------------------
                                           Cheryl Wasilewski
                                           Title: Vice President

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                                                                               7


                                       CREDIT AGRICOLE INDOSUEZ


                                       By: /s/ Craig Welch
                                           ---------------------------
                                           Craig Welch
                                           Title: First Vice President


                                       By: /s/ Rene LeBlanc
                                           ---------------------------
                                           Rene LeBlanc
                                           Title: Vice President-
                                                  Team Leader


                                       FIRST UNION NATIONAL BANK


                                       By: /s/ Joan Anderson
                                           ---------------------------
                                           Joan Anderson
                                           Title: V.P.


                                       THE MITSUBISHI TRUST & BANKING
                                       CORPORATION


                                       By:

                                       Title:


                                       CITY NATIONAL BANK


                                       By:

                                       Title:


                                       CHIAO TUNG BANK CO., LTD., NEW YORK
                                       AGENCY


                                       By: /s/ Kuang-Si Shiu
                                           ---------------------------
                                           Kuang-Si Shiu
                                           Title: S.V.P. and General
                                                  Manager

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                                                                               8


                                       HELLER FINANCIAL, INC.


                                       By:

                                       Title:


                                       ERSTE BANK DER OESTERREICHISCHEN
                                       SPARKASSEN


                                       By:

                                       Title:


                                       By:

                                       Title:


                                       HIBERNIA NATIONAL BANK


                                       By: /s/ William P. Harrington
                                           ---------------------------
                                           William P. Harrington
                                           Title: Senior V.P.


                                       THE SAKURA BANK LIMITED


                                       By:

                                       Title:


                                       FIRST COMMERCIAL BANK, NEW YORK


                                       By: /s/ Vincent T.C. Chen
                                           ---------------------------
                                           Vincent T.C. Chen
                                           Title: Senior V.P. and
                                                  General Manager

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                                                                               9

                                       NATIONAL CITY BANK


                                       By: /s/ Robert C. Rowe
                                           ---------------------------
                                           Robert C. Rowe
                                           Title: V.P.


                                       SANWA BUSINESS CREDIT CORPORATION

                                       By: /s/ Peter L. Skavia
                                           ---------------------------
                                           Peter L. Skavia
                                           Title: V.P.


                                       THE SUMITOMO BANK, LIMITED

                                       By: /s/ John C. Kissinger
                                           ---------------------------
                                           John C. Kissinger
                                           Title: General Manager


                                       BANKBOSTON, N.A.


                                       By:

                                       Title:


                                       IMPERIAL BANK, A CALIFORNIA BANKING
                                       CORPORATION


                                       By: /s/ Ray Vadalna
                                           ---------------------------
                                           Ray Vadalna
                                           Title: Senior V.P.